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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 1, 2005

                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

           Delaware                   000-22433                 75-2692967
 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

                            6300 Bridgepoint Parkway
                             Building Two, Suite 500
                               Austin, Texas 78730
          (Address, including zip code, of principal executive offices)

        Registrants telephone number, including area code: (512) 427-3300


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Registrant entered into an agreement on November 1, 2005 with Zavana, LLC, Palace Exploration Company, and Zenco, Inc to purchase leases covering 46,000 net acres for $4.6 million in the Bakken play located in the Williston Basin, North Dakota. Registrant will file the agreement with its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION.

         Registrant is furnishing its press release dated November 2, 2005, which announces acreage acquisition, discoveries and provides operational update. The text of the press release is furnished as attached hereto as Exhibit 99.1.

ITEM 7.01  REGULATION FD DISCLOSURE.

         Registrant is furnishing its press release dated November 2, 2005, which announces acreage acquisition, discoveries and provides operational update. The text of the press release is furnished as attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibit 99.1 Press release dated November 2, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           BRIGHAM EXPLORATION COMPANY

Date:    November 3, 2005

                                           By:  /s/ Eugene B. Shepherd, Jr.
                                                Eugene B. Shepherd, Jr.
                                                Executive Vice President &
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                                                Chief Financial Officer

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                                INDEX TO EXHIBITS

Item Number    Exhibit
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99.1*          Press Release dated November 2, 2005

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